UNLOCKING THE POWER OF OUR COMMUNITY INVESTOR DAY 2012 April 2, 2012 Exhibit 99.1

Legal Disclaimers
Disclaimer and Cautionary Note Regarding Forward-Looking Statements
This presentation may contain forward-looking statements, including forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning NYSE Euronext's plans, objectives, expectations and intentions and other statements that are not historical or current facts.  Forward-looking statements are based on NYSE Euronext's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause NYSE Euronext's results to differ materially from current expectations include, but are not limited to: NYSE Euronext's ability to implement its strategic initiatives, economic, political and market conditions and fluctuations, government and industry regulation, interest rate risk and U.S. and global competition, and other factors detailed in NYSE Euronext's 2011 Annual Report on Form 10-K and other periodic reports filed with the U.S. Securities and Exchange
Commission or the French Autorité des Marchés Financiers.  In addition, these statements are based on a number of assumptions that are subject to change.  Accordingly, actual results may be materially higher or lower than those projected.
The inclusion of such projections herein should not be regarded as a representation by NYSE Euronext that the projections will prove to be correct. This presentation speaks only as of this date.  NYSE Euronext disclaims any duty to update the information herein.
Non-GAAP Financial Measures
To supplement NYSE Euronext’s consolidated financial statements prepared in accordance with GAAP and to better reflect period-over-period comparisons, NYSE Euronext uses non-GAAP financial measures of performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure, calculated and presented in accordance with GAAP.  Non-GAAP financial measures do not replace and are not superior to the presentation of GAAP financial results, but are provided to (i) present the effects of certain merger expenses, exit costs, the BlueNext tax settlement, disposal activities and discrete tax items, and (ii) improve overall understanding of
NYSE Euronext’s current financial performance and its prospects for the future.  Specifically, NYSE Euronext believes the non-
GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to financial condition and operating results.  In addition, management uses these measures for reviewing financial results and evaluating financial performance.  The non-GAAP adjustments for all periods presented are based upon information and assumptions available as of the date of this release.
2

Agenda
Presentation Speaker Start Time
Strategic Overview Duncan Niederauer 1:00 PM
Financial Update Michael Geltzeiler 1:30 PM
Derivatives Garry Jones 2:00 PM
Clearing Mark Ibbotson
OTC Finbarr Hutchenson
NYSE Liffe U.S. Thomas Callahan
NYSE Amex Options Steve Crutchfield
Break 3:00 PM
Cash Trading & Listings Lawrence Leibowitz 3:15 PM
Global Listings Scott Cutler
European Cash Markets Roland Bellegarde
U.S. Cash Markets Joseph Mecane
Info. Svcs. & Tech. Sol. Dominique Cerutti 4:00 PM
NYSE Technologies Stanley Young
Wrap-Up Duncan Niederauer 4:45 PM
Q & A Session All Presenters 4:50 PM
3

STRATEGIC OVERVIEW Duncan Niederauer Chief Executive Officer

OVERVIEW

Our Strategy Drives Value for Shareholders
•
Our mission is to Empower the World’s Capital Markets Community to
Innovate and Collaborate
• We have been executing effectively against our “community strategy” for 3 years
• Increasing risk correlation, asset class convergence and scarcity of capital means we can drive value for clients and shareholders with our unique combination of markets, technology assets, and diversified revenue streams
• We are executing our strategy across 3 axes:
6
Access to GROWTH
Opportunities
• Faster access to new
revenue and market
opportunities
• Ability to exploit inter-
asset class opportunities
Operating Leverage and
EFFICIENCY
• Common global / shared
infrastructure
• Benefits our company
and can be leveraged by
our clients
Flexibility for Strategic
CAPITAL Deployment
• Recurring, diversified
revenue model
• Strong free cash flow
generation for growth
investment and steady
dividends

STRATEGY

The Assumptions Underpinning our Strategy are
Truer Than Ever…
• Client demand for efficient market access and optimized technology spend across asset classes / borders is increasing
• We have unparalleled ability to convene capital, investors and decision makers
• Partnership with key clients enhances the value of our markets and our ability to penetrate new ones
• Our customer and product sets will be differentiators for emerging market exchange partners
• We are in a scale business
8
Unique value can be derived from diverse markets and technology assets under one umbrella

… And Powerful Proof Points Demonstrate that
our Strategy is Working
• NYSE Amex Options has tripled its market share
1
without
reducing fees
9
• NYXT is halfway to its $1B target and within target margin range
–
We attract blue-chip firms and venues as clients
• Listings has fortified its global leadership position
–
NYSE has won 63% of U.S. Technology IPOs year-to-date
2
–
Continued transfer success, including a 3:1 win rate since 2010
• NYSE Liffe U.S. has gained ~10% market share
1
of open
interest in Eurodollars
–
New products and partnership with NYPC, DTCC, LCH
• Cross-platform synergies evidenced by our continued ability to pull out costs
–
$670M in constant $ / constant portfolio cost savings since 2008
5.6%
15.3%
2009 2010 2011
1
Source: NYSE Euronext
2
Source: Dealogic, based on number of IPOs

Unlocking the Power of our Community
Over 80%

of EU Cash
trades are executed by
NYSE Liffe members
Access to the world’s largest
liquidity pool with 31% of all
global cash trading executed on
our US and EU Cash platforms
Core NYSE Liffe enabled
the launch of NYSE Liffe
U.S.: our top 10 NYSE
Liffe U.S. clients are all
clients of NYSE Liffe EU
Common technology underpins
our markets: 65%
1
of EU
colocation clients connect to
both NYSE Liffe and EU Cash
Our Technologies solutions drive
volume to our markets: 95%
1
of
NYSE Liffe U.S. trading is
conducted by NYXT clients
Our unique combination of diverse
assets allows early insights into
emerging opportunities
1500+ NYXT buy side
customers give NYX
unique access to the
buy side
NYX expertise in market
operations and regulation
is a competitive
differentiator for NYXT
10
1
Source: NYSE Euronext
EU Cash
NYSE Liffe
US Cash
NYSE Liffe
US
Listings
NYSE
Technologies
US Options
World Class
Technology

GROWTH

Macro Trends Are Leading to a “New Normal”
Reduced risk capital
• Selective investment
• Difficult volume environment in the
near term
Enhanced role for non-
traditional liquidity suppliers
• CCP use levels credit playing field,
enables new entrants
• More direct buyside role
Established capital pools
will launch new services
• Demand for margin offsets, collateral
re-use and capital optimization across
products and geographies
Increased competition
between execution
platforms
• EU post trade frictions decline
• SEF + OTF new entrants
Higher demand for global
infrastructure services
• Client cost cutting favors outsourced
tech infrastructure
• Slower US/EU growth turns investors
to emerging markets
12
New
Normal
1
2

• Risk management and capital
efficiency
• Issuer services
• Market infrastructure
• Derivatives product expansion
• Cross-market innovation
• Managed technology infrastructure
• Clearing
New Normal Creates Opportunities for Growth
Minor Presence Expanding Presence
Strong Presence
Market
Data
Clearing
Technology
Infrastructure
Client
Connectivity
Listings
Information
Services
Analytics
Capital
Efficiency
Risk
Management
Collateral
Management
Asset Servicing
Managed &
Hosted
Services
Global
Exchange
Links
Partnerships
in New
Markets
Advocacy
Index
Products
Issuer
Services
Settlement
and
Custody
Our Strategy Compass
1
1
2
3
3
4
4
5
2
5
5
Areas of Investment for 2012-2014
Through combination of organic growth and M&A
6

Markets

Highlighted Growth Initiatives for New Normal

1
Build European derivatives clearinghouse
• Phase I on-schedule for summer 2013
• Faster time to market for new products
• Operational and capital savings
Clearing
2
“Project Trinity”
• Bringing LCH’s SwapClear into the NYPC
“one-pot”
• Capital savings from correlated cash,
futures and swaps positions
Capital Efficiency
4
Build liquidity centers and connectivity
• Build out Tokyo liquidity center, launched Q1
2012
• Offer access to HKEx data center via
Fixnetix
Market Infrastructure
3
Expand into capital markets, board
services and compliance
Issuer Services
5
Introduce CFD contracts
• MTF partner model
• Leverage our brand to attract retail clients,
who are rapidly adopting CFDs
Market Expansion/Innovation
6
Expand our managed services offering
• Completed 25% investment in Fixnetix
• Provides the ability to manage and deliver
3   party solutions, which clients
increasingly value
Managed Technology
• Deepens our relationships with our listed
issuers and helps us tap new adjacencies
rd

EFFICIENCY

•
Our goal is to leverage our asset base more efficiently and create an optimized shared platform for growth
•
“Project 14”
will deliver $250 million in annual savings by the end of 2014
•
“Project 14”
will be co-led by Larry Leibowitz and Michael Geltzeiler with regular progress reports to shareholders
•
Series of short-, medium- and long-term actions focused on:
•
Offensive action to maximize the operating leverage of our platform to deliver best in class service for clients, optimize our infrastructure, and create value for shareholders
Strategic Cost Efficiency Will Add Fuel for Growth
16
Technology
Organizational Efficiency / Infrastructure
Business Optimization

CAPITAL

Disciplined Stewards of Strategic Capital
Spectrum of capital deployment options:
•
We have a track record of being responsible stewards of cash flow and when we have invested, we have sought initiatives that meet or exceed our return metrics
18
1
Contracts For Differences
• Discipline to exit or
restructure under-
performing
investments
• e.g.: NSE, SecFinex
• $315M in dividends
annually
• $550M share
buyback underway
• More capital return
than anyone else in
industry
• Strategic M&A with
realized synergies,
e.g.:
• NYSE Amex
• NYFIX
• Metabit
• Fixnetix
• Executable new
initiatives that
leverage the value of
our community, e.g.:
• NYSE Liffe Clearing
• NYSE Liffe U.S.
• NYSE Amex Options
• CFDs
1
Portfolio
Rationalization:
Return of Excess
Capital:
Targeted
Acquisitions:
Organic
Growth:

KEY TAKEAWAYS

Key Takeaways
• In light of the macro environment, we have retested, validated and focused our corporate strategy
•
As you will hear today, we believe we can unlock further
value in our franchise by building better adjacencies between our businesses
•
We have opportunities to grow through new business
initiatives and targeted M&A
• “Project 14” cost efficiency program enhances our capacity to invest and better execute our strategy
•
Our focus is on disciplined, strategic capital deployment

FINANCIAL UPDATE Michael Geltzeiler Group EVP & CFO

GROWTH

Financial Progress: 2011 vs. 2009
•
Net revenue
1
up 8% over 2 years
•
Reduced cost base by ~$380M on a constant $ / constant portfolio basis
•
Operating margin
2
up 500 basis points
•
Reduced tax rate by 87 basis points
•
Debt decreased from $2.8B to $2.1B; leverage reduced from 2.6x to 1.6x
•
Returned over $1B to shareholders via dividends and share buybacks, with another $550M in buybacks underway
•
Capital expenditures returned to maintenance levels (sub $200M)
•
Total shareholder return over 100% since the March 2009 low

¹ Net revenues defined as total revenues, less transaction-based expenses comprised of Section 31 fees, liquidity payments, routing and clearing fees.
² Excludes the impact of merger expenses, exit costs, the BlueNext tax settlement, disposal activities and discrete tax items.

Financial Highlights

EPS CAGR: 10%
$ in M, except EPS
¹ Net revenues defined as total revenues, less transaction-based expenses comprised of Section 31 fees, liquidity payments, routing and clearing fees.
² Excludes the impact of merger expenses, exit costs, the BlueNext tax settlement, disposal activities and discrete tax items.

Revenue Diversification

2011 Net Revenue
1
:
$2,672
$1,394
$754
$ in M
$523
¹ Net revenues defined as total revenues, less transaction-based expenses comprised of Section 31 fees, liquidity payments, routing and clearing fees.

Segment Performance – Net Revenue¹ $ in M ¹ Net revenues defined as total revenues, less transaction-based expenses comprised of Section 31 fees, liquidity payments, routing and clearing fees. 26

Cash Trading & Listings Net Revenue¹ $ in M 27 ¹ Net revenues defined as total revenues, less transaction-based expenses comprised of Section 31 fees, liquidity payments, routing and clearing fees.

Multi-Year Net Revenue Outlook¹
Segment Revenue Growth Drivers
Derivatives Medium • NYSE Liffe U.S.
• Clearing / OTC
• Contracts-for-Differences (CFDs)
• Interest Rate Environment
Cash Trading &
Listings
Low • Expand Issuer Services
• New Issuance
Information Services
and Technology
Solutions
High • Asia Expansion
• Managed Services
• Leverage Data Center Capacity / Connectivity
• M&A
NYSE Euronext Medium
¹ Assumes volume neutral environment.
Growth Level Definition
High Double digit % growth
Medium Mid-to-upper single digit % growth
Low Low single digit % growth

EFFICIENCY

Track Record of Successful Integration & Cost
Discipline
$ in M
(Constant $ / Constant Portfolio Basis)
Initiative 2009 2010 2011
Amex Integration X
NYSE / Euronext
Technology Integration
X X
NYFIX Synergies X X
Data Center Consolidation X X
Organizational Efficiencies X X X
¹ Excludes the impact of merger expenses, exit costs, the BlueNext tax settlement, disposal activities and discrete tax items.

Expense Base Detail

$638
$ in M
$280
$188
$299
$261
2011 Expenses¹:
$1,666
Derivatives
Cash Trading
& Listings
Info. Svcs.
& Tech Sol.
Internal IT
Corp.
¹ Excludes the impact of merger expenses, exit costs, the BlueNext tax settlement, disposal activities and discrete tax items.
$105
$288
$560
$260
$453
2011 Expenses
1
By Type
2011 Expenses
1
By Area

Project 14 – Overview and Focus Areas
Technology
$90M
Organizational
Efficiency /
Infrastructure
$90M
Business
Optimization
$70M
• Further harmonize technology platform and
standards across businesses
• Retire legacy systems
• Reduce costs through near-shoring / off-shoring
• Data Center and Telecommunications
optimization
• Centralize market ops and expand shared
services model
• Rationalize contractor relations
• Streamline organization
• Rationalize real estate footprint and facilities costs
• Rationalize business portfolio
• In-source UK risk management (Liffe Clearing)
• Geography
• The project will deliver $250M in annualized cost savings by 2014
•
Other Points to Note
• 1x costs will be
communicated as
incurred
• We will track savings
and report regularly
• At this point, we project
run-rate savings
realization of 25% by
year end 2012 and 60%
by 2013

Series of short, medium and long-term action plans designed to better leverage our asset base and create a shared platform for growth primarily focused on the following areas:

Updated Expense Guidance for 2012
Expenses
1
•
2011 expense base of $1,666 million; prior 2012 guidance was for C$/CP expenses to be < $1,666 million excluding new business initiatives
•
Current 2012 expense guidance revised downward as follows:
Category 2012 Expenses
¹
Notes
Core Expense Base $1,580 - $1,600
CFD Initiative $12 Expected to generate positive returns by
2014 and will be self-funding thereafter
Clearing build-out $15 Expected to generate positive returns by
2014 and will be self-funding thereafter
NYXT Incremental
Growth
$20-$25 Represents variable expenses; focus is
revenue growth & margin improvement
2012 Range $1,627 - $1,652
$ in M
¹

Excludes the impact of merger expenses, exit costs and other discrete non-recurring items. All expense estimates are at FX rates of $1.35/€ and $1.60/£.

Segment Performance – Adjusted EBITDA 1,2
$ in M
¹ Excludes the impact of merger expenses, exit costs, the BlueNext tax settlement, disposal activities and discrete tax items.
2
Corporate and eliminations segment not shown.

Segment Performance – Margins 35 ¹ Excludes the impact of merger expenses, exit costs, the BlueNext tax settlement, disposal activities and discrete tax items.

Margin Expansion Drivers (2012 – 2014)
•
Information Services & Technology Solutions segment achieves 30% or higher operating margin
•
NYSE Liffe U.S. becomes profitable
•
Maintenance level CapEx resulting in some D&A runoff
•
Cost-efficiency program ($250M) – “Project 14”
•
Clearing revenue and efficiencies

Debt and Cash Flows
• In 2011, debt leverage improved significantly as we paid down debt, generated an increase in EBITDA and reduced CapEx year-over-year
38
Metric YE 2009 YE 2010 YE 2011
Cash $0.5B $0.4B $0.4B
Debt $2.8B $2.4B $2.1B
Debt / EBITDA Ratio 2.6x 2.2x 1.6x
Credit Rating S&P AA Negative Outlook A+ Stable Outlook
1
Credit Rating Moody’s A2 Negative Watch A3 Stable Outlook
1
$ in M $ in M
¹ S&P and Moody’s affirmed the stable outlooks assigned in 2010 on February 3, 2012 and February 17, 2012, respectively.
2
Free Cash Flows = Operating Cash Flows (after adjusting for certain non operating items such as purchases and sales of businesses) – Capital Expenditure.
3
Including the impact of exceptionally low tax payments in 2011 ($25m tax paid in 2011).

Minority Investments: Potential Sources of Additional Capital Investment Ownership Position • MCX • 5% stake • Qatar Exchange • 20% stake • LCH • 9% stake 39

Dividend
• NYX has paid a $0.30 Dividend per share per quarter ($1.20 annually) since Q2‘08
• The 2012 dividend payout on 2011 profits is 47%, in-line with historical levels
• 4.1% annualized yield based on NYX stock price of $29.00 per share
• Target payout ratio has historically been between 35-45%
NYSE Euronext 2007-2012 Peers 2012
44%
41%
59%
57%
47%
39%
49%
98%
60%
41%
0%
20%
40%
60%
80%
100%
2008 (on
2007 profit)
2009 (on
2008 profit)
2010 (on
2009 profit)
2011 (on
2010 profit)
Current (on
2011 profit)
Payout ratio on adjusted net income (NI)
Payout ratio on cash earnings (NI+D&A-CapEx)
40
37%
51% 52%
0%
20%
40%
60%
80%
100%
LSE DBAG CME
Payout 2012 (on 2011
adjusted net income)

Share Buyback
•
During Q4 2011, a total of 3.7 million shares were repurchased at an average price of $26.96 per share ($100M in capital)
•
The previously announced $550M buyback is underway and we intend to complete this program by the end of 2012
•
The buyback will be accretive to our EPS and preserves future cash flows as each share repurchased saves 4% in future cash dividends

Guidance for 2012 Capital
Capital
•
CAPEX is expected to be above FY 2011 ($170 million) due to the clearing build-out and will approximate $200 million in 2012
•
Expect to complete $550 million buy-back in 2012
•
Long-term financial policy remains between 2 to 2.25x Debt-to-EBITDA;
this ratio is more shareholder friendly than most of our peers
M&A Discipline
•
Strategic fit
•
Realizable synergies
•
Return exceeds our marginal cost of capital within 2-3 years

Delivering Double-Digit Shareholder Returns
Targeting double-digit TSR over the next few years driven by a 4%
dividend yield and earnings growth from the three axes:
–
Targeted Growth
and New Business Initiatives
–
Cost Efficiency Initiative of $250M
–
Deployment of Excess Capital
43
1
2
3

BREAK

DERIVATIVES NYSE LIFFE | NYSE LIFFE U.S. | NYSE LIFFE CLEARING | NYSE ARCA OPTIONS | NYSE AMEX OPTIONS

DERIVATIVES Garry Jones Group EVP, Head of Global Derivatives

OVERVIEW

48 48 Contents – Strategy – Metrics and Trends – Growth Drivers • EU Derivatives • Clearing & OTC • U.S. Futures • U.S. Options – Key Takeaways

STRATEGY

NYSE Euronext Global Derivatives

NYSE Arca
Options
Equity Options
Index Options
ETF & ETN
Options
NYSE Liffe
US
Financials
Precious
Metals
Index Futures
Americas Europe
Under US Regulation Under EU Regulation
NYSE Amex
Options
Equity Options
Index Options
ETF & ETN
Options
Warsaw Stock Exchange
Tokyo Stock Exchange
Tokyo Financial Exchange
Zhengzhou Commodity Exchange
Dalian Commodity Exchange
NYSE Liffe
Financials
Equity index products
Individual equity products
Soft and Agricultural commodities
Global Derivatives
Cleared through the OCC Cleared through LCH.Clearnet SA
Cleared through
NYPC
LIFFE
A&M
Euronext
Paris
Euronext
Ams’dam
Euronext
Brussels
Euronext
Lisbon
NYSE Liffe
Clearing
/LCH.C Ltd
1
Joint venture with DTCC.
Global Partners
1

Expanding Global Footprint
Expanding presence
in Asia, establishing
MOUs with Chinese
exchanges
Strong relationships
with Tokyo,
NYSE Liffe listing
JGB and TOPIX
~10%
1
of U.S. options
volume comes from
Europe
~20%
1
of volume in
benchmark European
equity index and STIR
contracts comes from
US

1
Source: NYSE Euronext

EU Cash
NYSE Liffe
US Cash
NYSE Liffe
US
Listings
NYSE
Technologies
US Options
World Class
Technology
52
The Power of the Community for Derivatives
Common technology
underpins our markets:
65%
1
of EU colocation
clients connect to both
NYSE Liffe and EU Cash
Over 80%
1
of EU Cash
trades are executed by
NYSE Liffe members
Partnership models at NYSE
Liffe U.S. and NYSE Amex
Options facilitate growth
Core NYSE Liffe enabled the
launch of NYSE Liffe U.S.: our
top 10 NYSE Liffe U.S. clients
are all NYSE Liffe EU clients
1
Source: NYSE Euronext

Clearing
• EU derivatives clearing project
Risk management and capital
efficiency
• NYSE Liffe U.S. + Project Trinity
Derivatives product expansion
• Swapnote, Gilt futures, MSCI
• Market routing partnerships
Cross-market innovation
• CFDs
• US options innovation
Issuer services
Market infrastructure
Managed technology infrastructure
53
Global Derivatives Led Growth Opportunities
Minor Presence Expanding Presence Strong Presence
Market
Data
Clearing
Technology
Infrastructure
Client
Connectivity
Listings
Information
Services
Analytics
Capital
Efficiency
Risk
Management
Collateral
Management
Asset Servicing
Managed &
Hosted
Services
Global
Exchange
Links
Partnerships
in New
Markets
Advocacy
Index
Products
Issuer
Services
Settlement
and
Custody
Markets
Our Strategy Compass
Areas of Investment for 2012-2014
Through combination of organic growth and M&A

METRICS AND TRENDS

Steady Growth and Diversification of Volumes

NYX Global Derivatives
Monthly average traded contracts (m lots)
14% CAGR
Including US Options
12% CAGR
Excluding US Options
NYX Global Derivatives
2011 volume breakdown
Source: NYSE Euronext

NYSE Liffe Volume Breakdown Interest rate products Commodity products Equity products 56 Source: NYSE Euronext

Customer Types by Product

Based on 2011 volume estimates. Different analysis basis to previously presented statistics
Interest rate products Commodity products Equity products
Key trends
•
Stable, balanced market participation
•
Increasing participation from proprietary traders in commodities
Source: NYSE Euronext

Cautious Sentiment, but Positive Macro Outlook
Risky macro environment dampened
trading activity in late 2011/early 2012
–
Major indices recovered from the lows of Q3
2011, but on thin volumes
–
Participants reduced capital at risk
–
Uncertainty about the rate of economic
recovery and the Greek crisis
–
Substantial risk reduction by retail investors
58
Real GDP growth and forecast
NYSE Liffe volumes
Steady real GDP growth expected from
2012 onwards
–
US consumer spending is accelerating
–
Probability of global recession has declined
Source: NYSE Euronext trading volumes through March 26, 2012, Bloomberg

Compelling Opportunities for Core Growth
•
European derivatives
•
Clearing
•
OTC
•
NYSE Liffe U.S.
•
NYSE Amex & NYSE Arca
Options
• Risk management and capital
efficiency
• NYSE Liffe U.S. + Project Trinity
• Issuer services
• Emerging markets infrastructure
• Cross-market innovation
• CFDs
• US options innovation
• Derivatives product expansion
• Swapnote, Gilt futures, MSCI
• Market routing partnerships
• Managed technology infrastructure
• Clearing
• EU cash clearing project
1
2
3
4
5
5
Areas of Investment for 2012-2014
Through combination of organic and M&A
6
–
New growth initiatives
–
New order routing initiative
–
New market: CFDs
–
Full service CCP build
–
Trinity partnership
–
Innovative new products
–
Significant technology investment

EUROPEAN DERIVATIVES

Correlation
(in calendar year)

Growth Driver: Swapnote
® Futures
•
Increased regulatory pressure for centralised trading & clearing
–
Swapnote provides the opportunity to get IR swap exposure in a post- EMIR scenario
99% 99% 95% 57% 3% -11%
•
Increasing Euro-zone
tensions creating demand
for better correlated,
innovative risk
management tools
•
Swapnote provides the
returns of the swap
curve, instead of
referencing a single
sovereign yield curve
Source: NYSE Euronext analysis, Bloomberg.

Growth Driver: Gilt Futures

Supportive macroeconomic environment
•
In light of the European sovereign debt crisis, investors see
UK gilts as a safe haven
•
As central banks indicated a lack of change in interest rates in short term, there is strong interest towards the long end
•
UK debt issuance has increased substantially
Long Gilt futures
Structural market changes
•
Full Gilt product suite increases trading opportunities
•
Innovative Short Gilt incentive scheme driving strong
volume growth
•
Opportunities for Super-long Gilt futures
Short Gilts
Medium Gilts
Long Gilts
Super-long Gilts
UK Gilt issuance
Source: NYSE Euronext trading volumes through March 26, 2012, Eurex monthly reports January 2012-February 2012 and UK Debt Management Office.

Growth Driver: Bclear MSCI Index Futures
1
As of 30 June 2011, based on data from eVestment, Lipper and Bloomberg.
* NYSE  Euronext, Q1 2012 to 26 March.
•
Over $7 trillion
1
benchmarked to MSCI indices globally
•
Index futures listed exclusively on Bclear in Europe
•
Building on momentum of ongoing migration from OTC swaps to exchanges
2009 – 2011
• Launched Bclear MSCI franchise:
Developed & Emerging Markets
Large & Mid Caps
Sector & Industry Groups
From 2012
• Build on upward momentum
• Broaden coverage:
Emerging Market Countries
Regional Small Cap Futures
Bclear MSCI indices
Source: NYSE Euronext.
Over 1 million lots,
$35B notional traded in 2011

Growth Driver: “Market Route”
Access multiple exchanges through one connection to SFTI

NYX members trading partner markets
•
New trading opportunities for existing NYX customers
•
Revenue share arrangements with partner markets
New traders for NYX products
•
Partner exchange members accessing NYX products
•
Low cost and low time-to-market will broaden international
participation in NYX benchmark products
New revenue streams for NYX
SFTI
NYX Markets Partner Markets
Existing NYX
members
Existing partner
members
Trading NYX products
Trading partners’ products
Trading other
partners’ products

Growth Driver: Retail Derivatives Market -
CFDs

1 Including FX CFDs
Source: Company Reports, Aite and market research
• Retail FX is a truly
global market,
including US
• CFDs now expanding
globally, excluding US
• The global market for
retail FX, CFDs, FSBs
was over $8B in 2011
• Contracts For Differences (CFD)
–
Provide leveraged, margined exposure for retail clients
–
Regulated financial instruments, MiFID allowed expansion to EU markets
–
Fast growing market segment with significant opportunities, rapidly globalising
USD billions

Growth Driver: A New CFD Model

NYX CFD
Derivatives
New business
model,
utilising an MTF and a ‘partner’
model, leveraging the NYX brand and community
Phased introduction through
2013,
with products based
on commodities, currency pairs, equities and indices
Expected to be earnings positive in 2014
Targeting retail and professional
clients,
brokers and
liquidity providers in the UK and Europe initially

DERIVATIVES CLEARING AND OTC

Mark Ibbotson EVP & Head of Global Clearing CLEARING

Unlocking the Power of the Community in Clearing
Strategy Definition Delivery
Existing clearing presence
Proven technology
Full service CCP UK jurisdiction RCH
UCP platform Expanded services
Expanded community Derivatives consolidation Integrated solution
Partnering OTC clearing
User participation
Creating value Improved offering
Capital and operating
efficiencies

Strategy for EU Clearing
Full-service clearing house completion in the UK for all listed
Derivatives
European
OTC
Derivatives
Clearing
European
Listed
Derivatives
Clearing
OTC clearing proposition creating new revenue streams
European
Cash
Clearing
Long term solution for Cash clearing

Fragmented NYSE Liffe Landscape

Bclear
London
Paris
Brussels
Lisbon
Amsterdam
NYSE
Liffe
Clearing
LCH.
Clearnet
Ltd.
LCH.Clearnet SA
Self-clearing RIE
Existing London footprint
~1B contracts cleared in 2011
Average daily initial margin
~€10B
Continental footprint
~200M contracts cleared in
2011
Average daily initial margin
~€4B
Source: NYSE Euronext.

Unified NYSE Liffe Landscape Delivers Commercial
and Strategic Benefits

Bclear
London
Paris
Brussels
Lisbon
Amsterdam
NYSE Liffe Clearing
Single pan-European
derivatives clearing
house
OTC
Combined footprint
~1.2B contracts
Average daily initial
margin ~€12.7B
(~€1.3B savings)
Pan-European
platform
Faster time to market
for new products
Operational
efficiencies from
single platform
Flexible account
structures support
Listed and OTC
clearing
Cease payment for
services and
internalise valuable
clearing revenues
Source: NYSE Euronext.

Q1 Q2 Q3
2012
Q4 Q1 Q2 Q3
2013
Q4
Go-live UK
Go-live
Continental
Full Service CCP – Completion Phasing
UCP IT Investments -Phase 3
RCH Planning
& Design
Prepare Filings
Prepare
Organisation
Regulatory Filings/Approvals
Build/Integrate
UAT
ETE Test
Member
Test
Full service RCH

Internalize Clearing, Access New Revenue
Source: NYSE Euronext.
Clearing build project costs estimated at approx. $85M to end 2013
Around 70% of costs will be capitalized
Short term payback:
Annualised saving of LCH.Clearnet Ltd fee; $50M effective Q3 2013
Limited additional in-house costs; $20M annualised effective Q3 2013
Net $30M annual saving from in-sourcing risk and default management activities
New revenue streams will accrue from Q1 2014:
Full-service NYSE Liffe Clearing of continental derivatives
New business opportunities from full service clearing capability, including OTC

Finbarr Hutcheson EVP & Head of OTC Derivatives OTC

Strategy for OTC Derivatives
•
Enter strategic OTC partnerships to
complement and grow the listed
franchise
•
Build out clearing capability to exploit
new opportunities in OTC environment
•
Leverage existing franchises to facilitate
growth across the two businesses and
create new revenue streams for NYX
•
Deliver real capital efficiencies in a post-
Dodd Frank, post-EMIR, post-Basel III
environment
•
Deliver an asset protection model that is
attractive to clients and intermediaries
77
NYSE Liffe
NYSE Liffe
Clearing
NYSE Liffe
U.S.
NYPC
NYSE Arca
Options
NYSE
Amex
Options

Focus for OTC Derivatives
Source: ISDA & BIS
Interest rates
• Dominates all other asset classes
• Continues to show strong growth
• Closely aligned with key product
franchises for NYX in the US and
Europe
Equity
• Static volume
• Most closely aligned to listed
equivalents
• Correlates well with existing NYX
franchise

Project Trinity
•
Margins calculated on net portfolio -
determines Collateral Requirement to
be posted by Member
•
Stand-alone margin calculated by
each clearing house drives pro rata
distribution of received collateral
across clearing houses
•
Each CCP holds its own share of the
margin pool & operates its own
waterfall and guarantee fund
•
Initial regulatory dialogue very
encouraging
79
Full suite of rates
derivatives
• Futures
• Options
• Repo
• Repo futures
• Bonds
• IRS
Cross margining delivers capital efficiencies

OTC Roadmap
2012
2013
80
Continue to work on strategic partnerships delivering capital efficiencies to market participants
Leverage our enhanced clearing capacity to exploit new
opportunities in evolving market environment
2008 - 2012 has seen much debate around OTC clearing market
structure.  The landscape will continue to adjust for a number of years
• Separation of market making function and ongoing credit risk will encourage new entrants
• Very limited innovation at the trading level to date. This will adjust as clearing becomes more established
• Capital constraints will drive concentration of positions with a relatively small number of
CCPs

Thomas Callahan CEO, NYSE Liffe U.S. U.S. FUTURES

2012: Key Drivers for Growth

Expand Capital
Efficiencies
Product
Innovation
Service
Innovation
• New Products
• New Services
• Launch GCF Repo
Futures
• Expand reach of
existing products
• Expand Single Pot
• Extend cross
margining to certain
customer positions

2011: A Year of Progress and Innovation
•
Launch of Interest Rate Futures and
New York Portfolio Clearing
•
Migration of mini MSCI Index Futures
•
New NYPC members regularly being
added
•
Over 1M lots of Open Interest
•
Exchange of the Year by Risk Magazine

Exchange of the Year
Source: NYSE Euronext.

Growth Driver: MSCI Index Futures
•
Migration of mini MSCI Emerging Markets
and mini MSCI EAFE Index futures to NYLUS
completed June 2011
•
Current Open Interest near all-time highs at
over 135,000 lots (+ over 20% since Dec
2011)
•
Average Daily Volume almost doubled since
migration
•
Block at Index Close Innovation (BIC)
–
Launched Sept 2011, more than $700M notional
transacted to date
•
Institutional marketing efforts growing support
Source: NYSE Liffe U.S. Source: NYSE Liffe U.S.
Mini MSCI EM increased from 6.6% of notional
average daily ETF turnover in Oct/Nov to 8.3% in
Jan/Feb
98% of the average OI transitioned to NYSE Liffe
U.S.

Interest Rate Futures on NYSE Liffe U.S.
•
Launched on March 21, 2011
•
10% open interest market share
•
ADV since launch: 60K, 3.3% market
share
•
Over 15M contracts traded since
launch
•
Institutional liquidity through 5 years
•
Depth of strategy market, including
packs and bundles
•
ADV of 26K since July 7, 2011
•
Over 5M contracts traded since launch

Source: NYSE Liffe U.S.
Source: NYSE Liffe U.S.

Growth Driver: DTCC GCF Repo Index™
Futures
•
NYSE Liffe U.S. announced the signing of an exclusive license covering 3 indices:
•
US Treasuries (< 30 year)
•
FNMA/FHLMC (Fixed rate) issued 30-year mortgage backed securities
•
Federal Agency debt securities
•
Extensive round of external meetings has taken place regarding contract design
•
Two years of monthly expirations
•
Cash settled
•
Par - average rate pricing convention
•
$5M notional underlying
•
Strong market demand from all constituents- Repo desks, Buy Side, Proprietary Trading Firms
•
Balance sheets constrained
•
Refined product hedges
•
Efficient way to express UST vs MBS basis
•
More efficient way of hedging implied repo risk in basis trading
•
NYLUS is the ideal home for GCF repo futures
•
Single pot efficiencies
•
Intended launch: July 2012

Growth Driver: NYPC New Initiatives
•
Project Trinity
•
Customer Portfolio Margining
•
Patterned after industry cross margining programs, approach will offer benefits of NYPC single pot to customer positions held by NYSE Liffe
U.S. members
•
Since going live, NYPC has returned a significant amount in risk based capital back to clearing members
•
This innovation will extend those benefits to NYPC market professional customer positions
•
Approach will assess margin based on individual customer’s position across asset classes, consistent with planned regulatory reform
•
Discussions ongoing with regulators
•
Likely launch date: June/July 2012

Steve Crutchfield CEO, NYSE Amex Options U.S. OPTIONS

NYSE Arca & NYSE Amex Options
Two compelling
trading platforms:
Building on the success of
our shared, high-
performance NYX Universal
Trading Platform:  “write to
one, route to both”
Leveraging dual market
offering to maintain industry
leadership position
Continued close
collaboration with NYSE
Amex Options partners
attracts order flow
New initiatives are key
growth drivers for 2012 (i.e.
auction mechanism, robust
complex offering)

Source: NYSE Euronext

NYSE Arca & NYSE Amex Options
Innovative, complementary market structures
Continuous market
model and
price discovery
Growing complex
order book
Market- leading
technology
Hybrid trading
floor support
Deep
liquidity
Tight
markets
Electronic risk
controls

NYSE Amex Options: Partnering for Growth
•
NYSE Amex Options Joint Venture:
Oct 1, 2008: NYSE Euronext closes
American Stock Exchange acquisition
Sep 9, 2009: Agreement to sell stakes to
seven partner firms
June 29, 2011: SEC approval received,
joint venture formed
Current partners: Citadel, Goldman
Sachs, Bank of America Merrill Lynch, TD
Ameritrade, Citi, UBS, Barclays
•
Pricing & Market Structure:
Customers trade free; non-Customers pay
exchange fees and Payment for Order
Flow
Pro-rata allocation with Customer priority,
Specialist entitlement (40% of order), and
Directed Orders (also 40%)
Hybrid marketplace: electronic system
and trading floor (floor = 27% of Amex
volume and proportional revenue)
Electronic Complex Order Book

Growth Drivers: NYSE Arca & Amex Options
•
Industry Opportunities:
Broadening buy-side customer base with substantial room for further growth
Increasingly savvy retail base
Increased focus on risk management enhances appeal of the options product
Financial regulatory reform creates opportunity to compete for volume historically executed OTC
•
2012 Growth Drivers:
Initiative Growth Opportunity
Win a piece of this growing business in 2012
Complete staged roll-out of Complex Order
Book
Establish NYSE Options as a major destination for
complex executions
Provide enhanced automated risk management Encourage market makers to quote in larger size
Increase focus on new products through
collaboration with partner firms
Build volume in NYX-proprietary options products for
the long term
Progress targeted volume-based pricing Incentivise larger participants to quote more actively
Launch electronic auctions for both outright and
complex orders

KEY TAKEAWAYS NYSE LIFFE | NYSE LIFFE U.S. | NYSE LIFFE CLEARING | NYSE ARCA OPTIONS | NYSE AMEX OPTIONS

94 Key Takeaways

CASH TRADING & LISTINGS NYSE / NYSE AMEX / NYSE EURONEXT / NYSE ALTERNEXT / NYSE ARCA / NYSE ARCA EUROPE / NYBX

CASH TRADING & LISTINGS Lawrence Leibowitz Chief Operating Officer

OVERVIEW

98 98 Contents – Strategy – Metrics and Trends – Growth Drivers • Global Listings • European Cash Markets • U.S. Cash Markets – Key Takeaways

STRATEGY

Strategic Overview - Cash Trading & Listings
•
Lower growth business with strong free cash flow
characteristics
•
A global listings venue with complementary “execution”
in U.S. and Europe
•
Significant improvement in operating margin due to
ongoing cost efficiency efforts
•
Focus on stability and profitability of trading revenues
•
Competition in cash equities more rational with potential
IPOs of exchange competitors
•
Regulatory environment remains challenging
•
Invest in higher growth issuer services

World Class
Technology

The Power of the Community for Global Listings
1
Source: World Federation of Exchanges.
New services and partnership
opportunities with premier client
base (over 4,500 customers)
Access to the world’s largest
liquidity pool with 31%  of all
global cash trading executed
on US and EU Cash platforms
Only transatlantic listing
offering with multiple
entry points
Multiple products and global
reach provides unique market
analytics and information
1
US Options
NYSE
Technologies
NYSE Liffe
US
Listings
EU Cash
NYSE Liffe
US Cash

Risk management and capital
efficiency
Issuer services
• Capital markets, board
services and compliance
Market infrastructure
Derivatives product expansion
Cross-market innovation
• Retail programs
• ETPs
• Bonds
Managed technology infrastructure
Clearing
Cash and Listings Led Growth Opportunities
Minor Presence Expanding Presence Strong Presence
Our Strategy Compass
102
Areas of Investment for 2012-2014
Through combination of organic growth and M&A
Technology
Infrastructure
Analytics
Collateral
Management
Asset Servicing
Settlement
and
Custody
Markets
Client
Connectivity
Listings
Information
Services
Managed &
Hosted
Services
Global
Exchange
Links
Partnerships
in New
Markets
Advocacy
Index
Products
Issuer
Services
Clearing
Capital
Efficiency
Risk
Management
Market
Data

METRICS AND TRENDS

Market Capitalization of domestic companies excluding investment funds; as of
December 31, 2011; Source: World Federation of Exchanges; NYSE Euronext: NYSE,
Arca, Amex, Euronext (Paris, Amsterdam, Brussels, Lisbon), Alternext; Nasdaq/OMX:
Nasdaq, Stockholm, Copenhagen, Helsinki, Riga (Latvia), Tallinn (Estonia), Vilnius
(Lithuania), Reykjavik (Iceland); LSE Group: London, AIM, Borsa Italiana (Milan)
Leadership in the Global Markets
•
NYSE Euronext is the world’s largest cash equities marketplace
•
NYSE Euronext represents 30%
1
of the total exchange market cap worldwide
•
Diverse set of customers by market cap
Global Exchanges by Market Capitalization
104
1
Source: World Federation of Exchanges.
30%
(588)
36%
(703)
34%
(666)
NYSE by Market Capitalization
by Number of Companies
Large Cap Mid Cap Small Cap
$14.2
$4.7
$3.3
$3.3
$2.5
$2.3
$2.0
$1.2
$1.2
$1.1
NYSE Euronext (Europe): $2.4
NYSE Euronext (US): $11.8
Source: FactSet
Market Values as of 12/31/11

Global IPO Capital Raised
NYSE Euronext vs. Nasdaq OMX Since 2008
Includes closed-end funds and REITs; Exchanges: NYSE Euronext includes NYSE, Euronext, Arca, Alternext Europe, and Alternext US; Hong Kong includes Hong
Kong & GEM; LSE Group includes London, AIM, and Borsa Italiana (Milan); Nasdaq OMX includes Nasdaq, Stockholm, Copenhagen, Helsinki, Riga (Latvia), Tallinn
(Estonia), Vilnius (Lithuania), and Reykjavik (Iceland)
#1 #13 #2 #5 #3 #8 #1 #6
60 29 67 36 120 91 104 79
# of IPOs
Global IPO Leadership
Global Rank
•
#1 exchange for attracting global IPOs in 2011
•
Consistently the premier U.S. and global exchange
2011 Global IPO Capital Raised
NYSE Euronext #1 in Global IPO Capital Raised
Source: Dealogic Source: Dealogic

Overview of our European Markets

•
Over 1,100 corporate issuers
•
Diverse community across sectors
•
Strong index product with Europe’s leading indices (CAC
40, AEX 25)
•
Strong start of 2012 with 5 deals and $1.3 billion in new
capital raised and $5.7 billion in market cap added
•
Return of large cap IPOs with Ziggo raising over $1
billion
•
SME market opening up with Inside Secure raising
$100+ million
•
Pipeline includes DE International (SaraLee spin-off)
and BTG Pactual
•
Continued momentum of EMEA issuers seeing US listings
(AVG, Norit)
•
Adjacency services to provide new opportunities
Breakdown of Euronext Listed
Companies by Market Capitalization
Breakdown of Euronext Listed Companies by
Sector (by Market Capitalization)
Source: NYSE Research as of 02/29/2012

Competition and Regulation is Evolving in Europe

MiFID 2 opportunity
•
Leveling playing field with MTFs
•
Transparency requirements extended to more
assets
•
Consolidated Tape for post-trade data under a
commercial model
•
Regulation of HFT in line with our current
practices
•
OTF aims at capturing BCNs, but exact regime
remains uncertain
•
Timing uncertain (around 2015)
Post-trade changes
•
EMIR provides framework for interoperability
arrangements
•
Recently launched interoperability
arrangements are limited in scope
•
Fragmentation of the EU post-trading landscape
likely to remain, given strong national
differences
FTT
•
Challenges for implementation at EU level
Competition intense but stable
•
Effects of crisis on market share (Aug 11):
•
Decline in value of French banks/ insurance co’s
•
Short-selling bans
•
But: increase in value of French banks/ insurances
since January (Société Générale +47%), and trading
in these has reverted back to 19.5% of total volumes
traded
•
MTFs will face increasing pressure to become profitable
*Market share on total EU turnover on CESR liquid stocks, source: TAG
Pan-European market
shares*

Opportunities for Core Growth
•
Global brand and network
•
Strength in transfers,
technology IPOs
•
Corporate Board Member,
The Receivables Exchange,
The NYSE Big StartUp
•
Opportunistic pricing
changes
•
Market quality
•
New order types
Main drivers of organic growth
•
Landscape more favorable for
listings
•
Expansion of issuer services
•
Strengthen and diversify our
European cash business
•
Stability and profitability in
U.S. cash

GLOBAL LISTINGS Scott Cutler EVP& Head of Global Listings

Global Listings – Strong Core Franchise

•
Growing revenue stream with a
significant IPO pipeline
•
Leadership position among global
exchanges
•
Unrivaled community platform
•
New opportunities via adjacency
initiatives
Source: Form 10-K NYSE Euronext, 2/29/2012
Source: Form 10-K NYSE Euronext, 2/29/2012

The Global Community
Financials
Industrials
Healthcare
Consumer /
Services
Materials
Energy /
Utilities
Tech / Media /
Telecom
96%
85%
93%
78%
88%
99%
48%
•
90% of the Dow Jones
Industrial Average
•
80% of the S&P 500
•
86% of the 2011 Barron’s 500
•
79% of the 2011 Fortune 500
•
7 of the 2011 Fortune Top 10
Globally Admired Brands
Source: FactSet
NYSE Qualified industry data as of 12/31/2011

Growth Driver: Landscape More Favorable for
Listings
–
Macroeconomic environment in the U.S. and Eurozone is improving
–
Market recovery, low VIX environment, and cash on the sidelines favors IPOs
–
Current IPO pipeline is largest in years with an increasing appetite for smaller deals
–
Regulatory momentum with passage of JOBS Act
–
Pipeline is global in nature, diverse across industries, and we are seeing the reopening of China
–
More issuers looking at spin-offs to increase shareholder value

Growth Driver: Momentum in Technology
Source: Dealogic, based on number of IPOs
2012 YTD as of 3/30/2012
NYSE includes NYSE and NYSE Amex
•
Since 2008, NYSE Tech penetration has grown from 20% to 63%
•
Strong pipeline with 120 IPOs on file with NYSE language
114
NYSE Pipeline: Number and
Proceeds ($B) of Deals on File
NYSE Share of Technology IPOs in US

Source: NYSE Research and FactSet
YTD 2012 as of 3/30/2012
*Includes both announced and actual transfers
Growth Driver: Success in Attracting New
Transfers
–
3-to-1 win rate since 2010
–
Teva ($40.5B market cap) to transfer on May 30, 2012
Notable Transfers Since 2009*

Visibility &
Brand
Unique
Market Model
Client
Management
Compliance &
Regulation
Bell
Social Media
Community
T.V.
Networking
Shareholder
Meetings
Stock
Surveillance
Corporate
Actions
Compliance
DMMs
Market Model
Accountability
MAC Desk
Market
Intelligence
Daily Reports
A Listing Venue Requires a Robust Infrastructure
Analyst
Meetings
NYSE
Magazine
Board
Meetings
Advocacy
Int’l Fast Path
Trading Floor
MAC Alerts
Financial Review
eGov
NYSE
Connect
SLPs
Low-latency
Market Data
Partnerships
LRPs
Corporate
Board
Member
Corporate
Executive
Board
TWIB
TRE
40 Media
Outlets
Corporate
Governance
Review
Rule
Interpretations
Print
NYSE Euronext
Listed Company

Growth Driver: Expanding Listing Services

Key Opportunities
Diversify NYX’s
global listings
business revenue
•
Recent Investments:
•
Corporate Board Member –
industry leader in helping to develop and distribute
educational programs to directors and C-suite officers
•
The Receivables Exchange –
the first electronic marketplace for the standardizing
purchase and sale of corporate account receivables
•
The NYSE Big StartUp – a nationwide jobs-growth initiative designed to connect young companies and entrepreneurs with corporate America
Strong Core
Franchise
Leverage and
enhance NYX’s
Global “Community
Platform”
Establish new
sizeable businesses
Capitalize on
regulatory & market
trends
Capital Markets &
‘Enhanced’ IR
services
Board of Directors
services
Compliance & ethics
services

Roland Bellegarde Group EVP & Head of European Cash Markets

Strategy and Initiatives

Strengthen Core Franchise Diversify Revenues
Defend market-share
Retain retail & domestic flows
•
Retail is still on exchange: market model & pricing
adjustments
•
Incentivize diversity: enhancing weight of
traditional domestic flow
•
Renegotiation of our contract with LCH (ends
2013)
•
Latency improvements to remain leader in EBBO
setting
•
Leverage the benefits of our community
•
Segmented pricing
•
Liquidity programs
•
Market quality
Position in bond market
•
Regulatory changes in MiFID2 –
transparency
•
NYSE BondMatch
Build pan-EU ETP offer
•
ETFs: expand listings, capture OTC
and non-domestic flow, alternative
distribution network with open
architecture, block trading
functionality
•
Warrants & Certificates: capture OTC
products and protect domestic franchise,
extended trading hours, new order types
Diversify geographically
•
Extension of our service offering to new
geographies such as Asia
•
Target specific EU markets with
tailored approach
Clearing
Technology

Growth Driver: Market Quality

•
Market quality as a key competitive asset
•
Enhanced ease and speed of execution for
our members
•
Best execution price-EBBO
•
Lower transaction costs for our members
(lower spreads)
Time at EBBO (%) on our Blue-chips*
Available liquidity at EBBO(€) on our Blue-chips*
Quote spread (bps) on our Blue-chips*
*Source : TAG Audit
We offer superior market quality on our securities

Growth Driver: Diversification of Order Flow

Investments in a
DIVERSE ORDER BOOK
Retail, HFT, institutional, etc
Balance between international UK
flows, domestic continental
… enable
SEGMENTED PRICING
Extracting value & targeting
reductions where market share
moves
… demand an overall
PRICE PREMIUM
for better market quality, diverse
trading flow & liquidity

European Market Takeaways

•
Macro-environment remains volatile, but is stabilizing
•
Regulation will create business opportunities & level playing field with competitors
•
We defend a diverse order book, which enables segmented pricing
•
We invest in & maintain superior market quality, which translates into a price premium
•
The core franchise is stable, competitors will come under increasing profit pressure
•
We are positioning for growth opportunities (bonds, ETPs, pan-European trading)
Leveraging the community
• Virtuous circle: participants ready to pay a premium to benefit from our offer
• Stickiness through retention of a strong market share with high market quality and same data center for Cash & Derivatives, with increased opportunities for hedging
• Attractiveness both for participants and issuers: largest EU companies listed on our markets
(21 of the Eurostoxx 50)

U.S. CASH MARKETS Joseph Mecane EVP & Head of U.S. Cash Markets

U.S. Cash Markets Strategy

•
Trading revenue up in 2011 on
revenue capture but lower volume
•
Continued optimization of revenue
capture, but aggressive pricing in
targeted segments
•
Focused on profitability and stability
•
2012 initiatives around market
structure, technology, trading floor
redesign, market maker programs,
market quality
•
Growth opportunities in Retail
Liquidity Program, ETFs and Bonds
Source: NYSE Euronext
Source: NYSE Euronext

The U.S. Trading Landscape is Challenging

•
Stock prices recovering, but lower volatility
and low volume environment (down 15% y/y)
•
Growth in dark trading with low volatility
breeding higher internalization rates (34%
today vs. 18% in early 2009)
•
Continued regulatory requirements including
LULD, MWCBs, Volker, CAT
Source: Consolidated Tape, CBOE
Source: Consolidated Tape, CBOE
Volumes and Volatility
Off-Exchange Trading and Volatility
Market Share in NYSE-listed (February 2012)
Source: Consolidated Tape

Growth Driver: Retail Program
1
Overview
•
Allows for price improvement within the spread for retail orders
•
NYSE will send an indicator when retail liquidity is available (side but not size)
•
If no retail liquidity available, retail order can interact with NYSE book/route
•
RLPs have better economics than non-RLPs in exchange for quoting obligations
•
NYSE for Tape A; AMEX for Tape B-listed equities and Tape C
•
Retail accounts for an estimated 10%-15%
2
of market activity done off-exchange today
“Retail”
orders
Offers price
improvement
Pays rebate for
providing
Receives price
improvement
RMO receives
rebate for taking
1
Subject to SEC approval
2
Rosenblatt Securities

Growth Driver: Exchange Traded Products
2080
•
US ETPs have experienced
strong growth in the past
decade
•
Globally, NYSE Euronext has
the largest number of ETP
listings
•
Building “one-stop-shop”
capabilities for listing & indexing
needs
•
Help issuers design, calculate
and publish indices
•
List products that track indices
# of Products
Global ETPs by Exchange
1,2
1. Source: World Federation of Exchanges. Data as of February 29, 2012. Figures include cross listings
2. Others include the following exchanges: Luxembourg, Australian Johannesburg, NSE of India, Bombay, Shanghai, Wiener Borse, Taiwan, Osaka, Oslo Bor, Shenzhen, BMF, Istanbul, Thailand, Bursa Malaysia, Lima,
Athens, Saudi Stock Market, Indonesia, Budapest, Irish
127
Others
BME
Santiago SE
Singapore
Hong Kong
Korea Exchange
Tokyo
NASDAQ OMX (EU)
NASDAQ OMX (US)
TMX Group
Mexican
SIX
Deutsche Börse
LSE
NYSE Euronext (EU)
NYSE Euronext (US)
375
75
87
92
101
114
117
64
97
335
425
668
940
1 629
700
1 380
0 500 1 000 1 500
EMEA
Americas
Asia Pacific

Growth Driver: NYSE Bonds
•
Fully transparent central limit order book with live executable prices
•
6,600 tradeable securities consisting of listed bonds and corporate debt of NYSE listed companies
•
3-5 million live executable quote updates/day across 2,000+
corporate bonds
•
Good market quality, 300-500 “trade throughs” per day
•
March 12th – Announced a fully integrated trading offering with
Bloomberg.  Dealers using Bloomberg TOMS can now trade on the
NYSE Bonds marketplace via the Bloomberg Professional Service, which is used globally by more than 310,000 subscribers
•
Main focus is building out connectivity to retail distribution
•
Looking to add municipal bonds to the platform
128
Source: NYSE Euronext.
1
Bloomberg.
1

KEY TAKEAWAYS NYSE / NYSE AMEX / NYSE EURONEXT / NYSE ALTERNEXT / NYSE ARCA / NYSE ARCA EUROPE / NYBX

Key Takeaways
•
Listings franchise reinforced with strong pipeline supportive of future growth
•
Global brand stronger than ever
•
Investment in issuer services
•
Execution businesses focused on profitability and stability
•
Low volatility/low volume driving higher internalization levels in the U.S.
•
Strengthen the core, diversify into other revenue streams for
Europe
•
Clearing contract for European cash is being re-negotiated
•
Efficiency & cost for clients are paramount
•
Regulatory backdrop stable with bouts of “headline risk”

INFORMATION SERVICES & TECHNOLOGY SOLUTIONS GLOBAL MARKET DATA / EXCHANGE SOLUTIONS / GLOBAL CONNECTIVITY / CO-LOCATION / TRADING SOLUTIONS

Dominique Cerutti President & Deputy CEO INFORMATION SERVICES & TECHNOLOGY SOLUTIONS

OVERVIEW

134 134 Contents – Strategy – Execution – Metrics and Trends – Growth Drivers – Key Takeaways

STRATEGY

NYX senior
relationships into
customers gives
NYXT quality leads
Listings
136
The Power of the Community for Information
Services and Technologies Solutions
NYX Data Center and Network
assets can be leveraged for
markets, external customers,
and third party markets
Combination gives early
insight into emerging
opportunities – e.g. OTC
Technology, Clearing
NYX financial strength gives
NYXT customers comfort
vs. competitors
1500+ NYXT buy side
customers give NYX unique
access to the buy side
NYX expertise in cash &
derivative market
operations, regulation,
compliance is a
competitive differentiator
Global operations –
NYXT growing presence
in Asia
NYSE
Technologies
US Options
NYSE Liffe
US
EU Cash
World Class
Technology
NYSE Liffe
US Cash

Market
Data
Clearing
Technology
Infrastructure
Client
Connectivity
Listings
Information
Services
Analytics
Capital
Efficiency
Risk
Management
Collateral
Management
Asset Servicing
Managed &
Hosted
Services
Global
Exchange
Links
Partnerships
in New
Markets
Advocacy
Index
Products
Issuer
Services
Settlement
and
Custody
Markets
Risk management and capital
efficiency
Issuer services
Market infrastructure
• Liquidity hub expansion
• Metabit investment
Derivatives product expansion
Cross-market innovation
Managed technology infrastructure
• Managed & Cloud-based
services
• Fixnetix joint offering
Clearing
NYXT Led Growth Opportunities
Minor Presence Expanding Presence Strong Presence
Our Strategy Compass
1
2
3
4
4
5
5
6
6
137
3
Areas of Investment for 2012-2014
Through combination of organic growth and M&A
1
5
2

NYSE Technologies’ Market: A $40B Opportunity
$32 billion $6 billion $2 billion
Spend 2010 in USD billion,
Source: McKinsey
Currently not a focus
Bring more
data and
liquidity onto
our network
Limited existing assets to build on
Offers opportunity
to play role as
integrator for the
community
Offers attractive growth trends
and margins
Reference
data
Monitoring Clearing
Settlement
Back Office
Middle Office
Market
Venue
Execution
Trading Infrastructure
Front Office
Order
Mgmt
Analytics
Market
Data
Space,
Compute,
Storage
Connect

Client Segmentation and Needs
• Co-location
• Connectivity
• Market data – content
and technology
• Exchange technology
• Data administration
• Co-location
• Connectivity
• Market data – content
and technology – real
time and historical
• Data administration
• Managed Services
• Order routing
• Market data – real time
and historical
• Managed services
=Addressable market
Source: McKinsey / Aite Group
Partner
$2B
Market
Operator
Broker /
Dealer
Institutional
Investor
Systematic
Trader
$24B
$12B $2B
Enable
Empower
Facilitate

NYSE Technologies Strategy
To be the open and market neutral platform provider of choice for the global capital markets community
To build a leading technology offering by providing world-class software and services to the global capital markets community
Vision
Mission
Execution
Operate a global open network that links market participants with markets
Facilitate market participant business across the platform
Enable third party vendors to build value-added application services
Offer matching engine solutions to MTFs, ATS’ & internalization networks
Provide innovative proprietary market data products

EXECUTION

Four Execution Priorities
These execution priorities leverage existing capabilities. They will be supported by product innovation and acquisition to reach the target of $1B revenues in 2015
Build out
network
Extend
data
services
Build
service
platform
Attract
other
market
venues
Build out network to
global liquidity pools
and drive data/order
flow to and from NYX
and other markets
Deliver managed trading
services including cloud
based compute-on-
demand
Extend data offering,
including historical market
data services and market
data management services
Aggregate liquidity
venues across asset
classes by co-locating
them in NYX data centers
Key assets Key attributes
Market access
Access to data
Managed services
Third-party services
Liquidity Hubs
Community information
& collaboration
Global
Neutral & Open
Innovative
Trusted & Secure
Cost-efficient

NY Ch Lon EU Sing Tok
Backbone
Build out
network
Braz Tor HK
More venues
Add data
services
More
opportunities
for vendors
Increased
attractiveness
to users
Increased
attractiveness
to venues Vendors Markets
More core users
Increased
trading volumes
Market
participants
Community
Attract other
market venues
Extend data
services
More & better
services
Build service
platform
Execution Priorities and Community Effect

Building Our Capabilities To Support The Community

Extend data services
Build out network
Build service
platform
Aug 2011 - Superfeed
consolidated  market data
launches in Europe
2011 – Developed model for
fully hosted exchange
solutions
June 2011 – Launch of the
Capital Markets Community
platform
Cloud Services SuperFeed
Sept 2011 – Acquisition of
Asian market connectivity &
order routing network
Metabit
messaging platform
released
OpenMama
Feb 2012 – 25%
acquisition of leading
managed services company
Fixnetix
Dec 2011 – Exchange data
distribution platform
launched
Data Distribution
Dec 2011/Feb 2012 –
Launch of Toronto and
Tokyo liquidity hubs
Liquidity Hubs
Nov 2009 – Acquisition of
buy-side order routing
network
NYFIX
Attract other market
venues
Hosted MTF Model
Oct 2011 – Vendor neutral

Agreement to create a
connection between our
networks
Tokyo Stock Exchange
145
Clients Are Buying Into The Community Strategy
Extend data services Build out network
Build service
platform
Attract other market
venues
Launch of the New Tdex+
System at the Tokyo Stock
Exchange
Tokyo Stock Exchange
Built & operating a new
SFTI® Access Center in
third party data center
Piscataway Data Center
Development & deployment of
a Market data platform for
Hong Kong Exchange markets
Hong Kong Exchanges
Built & managing a full market
data platform
Global financial
services firm
"Infrastructure as a Service"
for an options market making
group
Global Investment Bank
Fully managed  European
MTF located in our London
data center
Goldman Sachs
European broker crossing
network, fully managed and
hosted in London
Global Investment Bank
… many other examples

$363M
(15% margin)
$444M
(20% margin)
$490M
(26% margin)
$1B
(30+ %  margin)
146
Path to Value Creation
$250M from
M&A
$750M from
organic growth
The four execution priorities, combined with product innovation and acquisition, will help reach the 2015 target

NYSE TECHNOLOGIES Stanley Young CEO, NYSE Technologies

METRICS AND TRENDS

Outlook: Our Industry Is Changing Fast
Trading
Revenue
Growth
Pressure
On
Technology
Spend
Key
Trends
• Electronic trading expanding into new geographies and asset classes
• Trading volumes down
• Regulatory pressure eroding future profitability of proprietary trading
• Competition in equity markets reducing profitability of agency/prop trading
• Pressure to reduce cost of electronic trading infrastructure
• Technology spend is forecast to be flat
• Industry growth in electronic trading to come from new areas:
• New asset classes that move to electronic trading – OTC derivatives,
Commodities, Fixed income, FX
• Emerging markets – Asia, Latin America, Eastern Europe
Major focus on right sizing and minimizing costs – industry has shifted quickly from ‘build and they will come’ to ‘how can we do this cheaper?’

These Trends Cause Technology Spend To Be
Focused On…

Cost-out - outsourcing, shared infrastructure, cloud based
infrastructure
Emerging markets and new asset classes
Non-banks (hedge funds and trading firms) with ability to
commit capital expanding
Efficient Management risk management, clearing and
collateral management, regulatory reporting

Strong Recurring Revenue Stream
Recurring Non-recurring
2009
Total rev $367M
2011
Total rev $490M
NYSE Technologies has a strong and steady revenue base with 84%
“recurring” revenue in 2011
Source: NYSE Euronext.

Three new Regional Hubs
for SFTI network
Leverage Metabit
investment in Asia
153
Growth Driver: Our Execution Priorities in 2012
Cloud services in London
Managed Infrastructure as
a Service
Go to market with Fixnetix
for managed services
Broaden content –
Historical, index and
analytic products
Expand data technology
offering
Offer hosted ECN/MTF
services in the US and
Asia - build on European
client wins

Growth Driver: Delivering a Managed Market Data
Ticker Plant
Extend data
services
Build
service
platform
Attract other
market
venues
Build out
network
Electronic retail brokerage needed to outsource more
commoditized infrastructure and move into futures
trading
Customer Issue
Solution
Fully managed service
includes market data
feedhandlers, messaging software and SFTI network
Customer valued NYX’s
deep market knowledge
including
advice on global futures market structure
Why did NYX Community Strategy provide value?
Service includes connectivity to global futures markets
Total contract value $10M

Growth Driver: Managing Algorithmic Trading
Infrastructure
Extend data
services
Build
service
platform
Attract other
market
venues
Build out
network
Customer Issue
Solution
Broker dealer needed to
upgrade its trading infrastructure
in order to compete for algorithmic business
A managed solution
including co-location, SFTI network,
Superfeed market data, and Risk Gateways to 35 markets
Fill rates on the new architecture increased from 30% to 70%
resulting in
higher profitability
Trading domain expertise provided differentiated value
against competitors
Core co-location and connectivity services
Total contract value $6M
Why did NYX Community Strategy provide value?

Growth Driver: Managing an Alternative Trading
System
Build out
network
Extend data
services
Build
service
platform
Attract other
market
venues
Customer Issue
•
Fully managed MTF
– including market monitoring and
reporting
Solution
• Customer valued NYX’s deep market structure knowledge
and
expertise in operating trading venues
•
The MTF adds to Basildon’s liquidity pool,
attracts
additional flow and exhaust to the regulated markets
Why did NYX Community Strategy provide value?
• Tier 1 investment bank needed to
prioritize critical IT
resources
on other internal projects
•
Regulatory pressure
to segregate client and proprietary
desks

What Our Clients Are Asking For  …

“Can your network connect me to new
Swap Execution Facilities (SEF’s)?”
1
Quotes are based on customer conversations, but summarized.
Extend data
services
Build service
platform
Attract other
market venues
Build out
network
“Help me expand trading
operations into Asia”
US Hedge Fund
“We want to monetize our foreign exchange
data but have no available IT resources. Can
you deliver and manage this for us?”
US Interdealer Broker
“I get real time data but can I
also get historical and index
data from you?”
Global Investment Bank
“We have 1000+ electronic connections to
it all. Can we outsource this?”
US Broker
“Can your global reach plus
Fixnetix’s capabilities manage
all my vendor relationships?”
European Investment Bank
“I know you are running an MTF/dark pool for a
global investment bank. Can you run ours?”
European Investment Bank
1
US Asset Manager
trading counterparties and 50 staff managing

Execution
Focus
•
Expand asset class capability
•
Increase geographic scope
•
Complementary product offering
•
Component of solution offerings
Build Market Data
Services
2008 2012 2009 2010 2011
Expand Client Base
to Buy Side
Expand into Asia
Extend Managed
Services Capabilities
•
Estimate $250M of $1B goal from acquisitions
Growth Driver: We Have a Disciplined Acquisition
Strategy

KEY TAKEAWAYS GLOBAL MARKET DATA / EXCHANGE SOLUTIONS / GLOBAL CONNECTIVITY / CO-LOCATION / TRADING SOLUTIONS

Key Takeaways
•
Our vision -
to be the open and market neutral platform provider of
choice to the global capital markets community
- has stood the test of
time
•
Industry trends are confirming the value inherent in this vision
•
Industry participants understand that many business models are under pressure and that “doing nothing” is not an option
•
Our value proposition is welcomed by market participants and our assets are well positioned to take advantage of opportunities
•
Current market conditions are impacting the speed at which the transition to the new model will take place – however, we are confident that we are executing on the right strategy

WRAP-UP Duncan Niederauer Chief Executive Officer GROWTH EFFICIENCY CAPITAL

•
Innovative product and market structure
•
Market models, ownership
models, liquidity programs
•
Collaborative spirit
•
With suppliers, clients, exchanges
•
Efficient access to the most important
markets in the world
•
Technology infrastructure,
partnerships, brand, expertise
•
Thought leadership and advocacy
•
On behalf of our clients and capital
market structure generally
•
Client intimacy
•
Strong team with nimble decision-making
•
Cost discipline
•
Integration expertise
•
World class technology
•
One-firm mindset
•
Innovation across regulatory and
geographical boundaries
Unlocking the Power of our Community
162
What we do differently:
How we do it:
•
Today we have covered the unique power of our business model and our differentiated strategy

The Result: Our Strategy Drives Value for
Shareholders Along Three Axes
Access to GROWTH
Opportunities
• Faster access to
new revenue and
market opportunities
• Ability to exploit
inter-asset class
opportunities
Flexibility for
strategic CAPITAL
Deployment
• Recurring, diversified
revenue model
• Strong free cash flow
generation for growth
investment and
steady dividends
Operating Leverage
and EFFICIENCY
• Common global /
shared infrastructure
• Benefits our
company and can be
leveraged by our
clients

Q&A SESSION All Presenters

2012 INVESTOR DAY UNLOCKING THE POWER OF OUR COMMUNITY

APPENDIX

EXECUTIVE BIOS

Duncan Niederauer - Chief Executive Officer
Duncan L. Niederauer is Chief Executive Officer and a Director of NYSE Euronext.  Prior to his
current position, Mr. Niederauer was President and co-Chief Operating Officer of NYSE Euronext with responsibility for U.S. cash equities.
Before joining NYSE Euronext in April 2007, Mr. Niederauer was Managing Director and co-Head of
the Equities Division Execution Services franchise at Goldman, Sachs & Co.  His career at GS spanned 22 years.
Mr. Niederauer has served on the board of Archipelago Holdings, LLC and Colgate University, and
now serves on the board of Operation Hope, The American Ireland Fund and the Congressional
Medal of Honor Foundation.  His current memberships include the G100, Chief Executive 50, British-
American Business Council International Advisory Committee, the Partnership for New York City, the
Committee Encouraging Corporate Philanthropy, the Shanghai International Financial Advisory
Committee, the Museum of American Finance, and Fundacao Dom Cabral in Brazil.
He earned an MBA from Emory University and a BA from Colgate University. He and his wife, Alison, are the co-chairs of the Newmark School’s “Destination of Promise” campaign, which is building a state of the art school for children with autism and related disabilities.  They have three children and reside in New Jersey.

Michael Geltzeiler - Chief Financial Officer
Mr. Geltzeiler has served as Group Executive Vice President and Chief Financial Officer since 2008 and is a member of the Management Committee.  He was named one of 2011’s 100 Most Influential
People in Finance by Treasury & Risk Magazine.
Most recently, he served as President, School & Educational Services for The Reader’s Digest
Association, a global media and direct marketing company. He was the organization’s CFO and
Senior Vice President from 2001 to 2007. In 2005, Mr. Geltzeiler’s responsibilities were expanded to also include oversight for global operations and information technology. While at ACNielsen
Corporation, a global information and media company, Mr. Geltzeiler served as CFO, SVP &
Controller, and CFO for ACNielsen Europe, Middle East & Africa from 1995 to 2001. He held a variety of positions in corporate finance in America and abroad while at The Dun & Bradstreet Corporation, a leading provider of commercial information and insight on businesses worldwide, from 1980 to
1995.
Mr. Geltzeiler currently serves on the boards of the Museum of American Finance, University of
Delaware, Madison Square Boys and Girls Club, NYSE Foundation and Euronext Supervisory Board.

Garry Jones - Head of Global Derivatives
Garry Jones is the Group Executive Vice President and Head of Global Derivatives for NYSE
Euronext. He is the CEO of NYSE Liffe, the group’s global derivatives exchange and a member of the
NYSE Euronext Management Committee.
Internally, within the NYSE Euronext Group, Mr. Jones is a director of NYSE Liffe US, NYSE Amex
Options and many of the European based Euronext and Liffe operating entities.
Mr. Jones joined NYSE Liffe from ICAP Plc where he was CEO of ICAP Electronic Broking (Europe)
and prior to the merger in 2003, CEO and President of BrokerTec Europe Ltd, the bank consortium owned global fixed income electronic trading platform.
Prior to this, Mr. Jones worked for almost 20 years in a variety of senior management roles in trading, sales and research for Investment Banks in the USA and Europe, focusing on the bond and derivatives markets, working for Bankers Trust, Merrill Lynch, Daiwa Securities and Banque Paribas.
Mr. Jones has a B.A and M.A. from Oxford University and an MBA from Stanford Business School.
He is a member of the Board of Directors of the LCH.Clearnet Group, and a founding member of the
Futures and Options Association’s European Industry Council. Since 2010 he has been a Board member of FESE, the Federation of European Securities Exchanges. He is also a member of the
Practitioner Panel of the Financial Services Authority. Mr. Jones is a Fellow of the Royal
Geographical Society and a member of the Institute of Directors.

Mark Ibbotson - Head of Global Clearing
Mark Ibbotson is Executive Vice President, Global Clearing for NYSE Euronext and is responsible for executing the Group’s clearing strategy. Mark is also Managing Director, UK Regulation and is responsible for co-ordinating all UK FSA-facing regulatory activities, and a Director of LIFFE
Administration & Management.
Mark began working for LIFFE in 1990 and has held a number of senior positions within the company. Before assuming his current role in 2010, Mark was Chief Operating Officer of NYSE Liffe,
the Global Derivatives business of NYSE Euronext.
Mark holds an Honors degree in Law, and a Masters degree in Business Administration.

Finbarr Hutchenson - Head of Global OTC Svcs.
Finbarr Hutcheson is an Executive Vice President, Global OTC Services at NYSE Euronext and is
responsible for the development of OTC derivative Services within the group.
He joined NYSE Euronext in 2011 and is currently working on both the development of our UK
Clearing House (to incorporate OTC functionality) and developing partnerships with other market participants in OTC Clearing.
Prior to joining NYSE Euronext, Finbarr spent 15 years working for Goldman Sachs in a variety of derivatives roles. Most recently he was Global Head of Futures Services Business Development
within Prime Brokerage. In that role, he was responsible for defining and delivering strategic enhancements for that business, responding to evolving client needs and industry developments.
Before he joined Goldman in 1996, he worked for two years at Fimat International Banque, now known as Newedge. Whilst there, Finbarr was responsible for Operations.
Finbarr graduated from Trinity College Dublin with a BA Mod. in French & Sociology.

Steve Crutchfield - Head of NYSE Amex Options
Steve Crutchfield, is CEO of NYSE Amex options, one of NYSE Euronext’s two distinct U.S. options exchanges. He’s responsible for the day-to-day management of NYSE Amex options and reports to its separate board of directors that includes BofA Merrill Lynch, Barclays Capital, Citadel Securities,
Citi, Goldman Sachs, TD AMERITRADE and UBS. He oversees hundreds of options traders and trading firms who collectively trade 2.5 million options contracts daily in the U.S., representing more than 250 million shares of stock on any given day.  As one of the best performing options exchanges in the U.S., NYSE Amex has experienced a market share increase of nearly 10 percentage points over the past two years.  During this time, Mr. Crutchfield has worked to close a historic agreement with 7 major firms and liquidity providers to create an innovative semi-mutualized marketplace that aligns customers with the exchange itself.
Prior to joining NYSE Euronext, Mr. Crutchfield was Chief Operating Officer at Matlock Capital LLC,
where he supervised all trading, quantitative research and systems work from 2004 through
2009. While at Matlock, he focused on the development and implementation of fully-automated options, equities, and futures strategies with an emphasis on high-frequency trading, volatility forecasting and market making. Before Matlock, Mr. Crutchfield was Managing Director of the
Research and Development group at Botta Capital Management where he oversaw the development of trading models and technology for both internal and external use, including an index volatility arbitrage model and an options portfolio management system still in use today. Prior to this, Mr.
Crutchfield launched and directed Botta’s off-floor options trading desk and its equity risk arbitrage business.
Mr. Crutchfield holds an MBA in Econometrics and Analytic Finance from the University of Chicago, an MS in Computer Science from Stanford University, and a BS in Electrical Engineering from the
Johns Hopkins University.

Thomas Callahan - Head of NYSE Liffe U.S.
Thomas F. Callahan is the Chief Executive Officer of NYSE Liffe U.S., the U.S. futures exchange of
NYSE Euronext.
Prior to joining NYSE Euronext, Mr. Callahan was the Head of Global Financial Futures and Options
at Merrill Lynch where he was responsible for global listed derivatives for debt, equity, FX and commodity products.
Mr. Callahan held various leadership positions during his 15 year tenure at Merrill Lynch, in both
New York and London, including: Head of Global Debt Financing, Co-Head of Global Prime
Brokerage, Head of European Flow Interest Rate Trading and Sales, Head of Global Money Markets
Trading, and Senior Trader in ML Government Securities, Inc.
Prior to that, Mr. Callahan worked for Prudential Securities, where he began his career in 1992. He is a Board member of New York Portfolio Clearing, The Options Clearing Corporation, and the Institute
for Financial Markets.
He is a 1991 graduate of Harvard University.

Lawrence Leibowitz - Chief Operating Officer
Lawrence Leibowitz is Chief Operating Officer of NYSE Euronext. He is also a member of the NYSE
Euronext Management Committee, reporting to Duncan Niederauer, Chief Executive Officer and a
Director of NYSE Euronext. Mr. Leibowitz, 51, is also responsible for NYSE Euronext’s Global Cash
Execution and Listings businesses.
Prior to his current position, Mr. Leibowitz served as Head of U.S. Execution and Global Technology.
In this role, he oversaw U.S. cash market listings and execution, as well as integrating technology platforms across the firm.
Prior to joining NYSE Euronext in 2007, Mr. Leibowitz was most recently with UBS Americas Equities where he served as Chief Operating Officer.  He joined UBS Americas Equities as a Managing
Director in 2004 when the firm acquired Schwab Capital Markets. He was responsible for several areas including Market Structure, Strategic Planning, Business Analysis, Regulatory Control, and the
Broker Services Functions for the Equities Division.  At Schwab, he was Co-Head of Schwab Capital
Markets.
Before joining Schwab in October 2001, Mr. Leibowitz co-founded Bunker Capital, a quantitative hedge fund, in 1996.  He also served as CEO of REDIBook ECN and as Managing Director and Head
of Program and Quantitative Trading at Credit Suisse First Boston.
Mr. Leibowitz has been a featured speaker at numerous industry forums related to innovation and change, technology, automated trading, and market structure issues.
Mr. Leibowitz graduated from Princeton University with a degree in Economics.

Scott Cutler - Co-Head U.S. Listing/Execution
Scott Cutler is Executive Vice President with NYSE Euronext and serves as the Co-Head of the U.S.
Listing and Cash Execution businesses.
Mr. Cutler is responsible for the Americas listing business.  He manages the Exchange’s relationship
with over 1,700 companies in Canada, Latin America, and the United States.   He is also responsible
for the Exchange’s relationship with the Investment Banking, Private Equity, Venture Capital, and
Legal Communities to attract new listings.
In addition, Mr. Cutler oversees Initial Public Offerings, Structured Products, Closed-End Funds, and
the listings business recently acquired from the American Stock Exchange and serves on the
Operating Committee of NYSE Euronext.
Mr. Cutler has an extensive background in investment banking and corporate securities law.  Before joining NYSE Euronext, Mr. Cutler was an investment banker focused on technology at SG Cowen &
Co., and Thomas Weisel Partners.  He was also a corporate securities lawyer at Cooley Godward, focused on M&A, IPOs, Venture Fund formation and venture capital representation.
Mr. Cutler serves on the executive committee of TechNet, and currently serves as a board member for the Mental Health Association of New York City and British American Business.
Mr. Cutler graduated with a B.S. degree in Economics from Brigham Young University and earned a
J.D. from the University of California, Hastings College of Law.

Roland Bellegarde - Head of European Execution
Roland Bellegarde, is head of European cash trading and listing for NYSE Euronext, one of the world’s largest and most diversified exchange groups.  In this role, he oversees primary and secondary market activity for equities, bonds, ETFs, funds, warrants and certificates.
Roland has been at the forefront of the transformation of the stock exchange industry.  He led the automation of the Bourse de Paris and played a leading role in merging the French derivatives and cash markets. By spearheading the implementation of a single platform and rule book, he was central to the development of Europe’s first pan-European market, Euronext, created through the merger with the Dutch, Belgian and Portuguese stock exchanges.  Following the merger between
NYSE and Euronext in 2007, he was appointed to the Management Committee and named Group
EVP.
He is chairman of Smartpool, as well as a member of the board of the Qatar Exchange. He was recently appointed to ESMA’s Securities Markets Stakeholder Group.  Roland holds an advanced studies degree in Economics, Finance and Banking from the Sorbonne, University in Paris.

Joseph Mecane - Co-Head U.S. Listing/Execution
Joe Mecane is an Executive Vice President with NYSE Euronext and serves as the Co-Head of the
U.S. Listing and Cash Execution businesses.  In this role, Mr. Mecane oversees strategy, business development and operations for NYSE Euronext’s U.S. equities platforms and ventures including the
New York Stock Exchange, NYSE Arca and NYSE Amex.  He was previously EVP and Chief
Administrative Officer of U.S. Markets, responsible for U.S. market planning, analysis and project oversight.
Prior to joining NYSE, Mr. Mecane was Managing Director in the Equities Division of the UBS
Investment Bank, responsible for overseeing the Broker Services business. He joined UBS in
November 2004, when the firm acquired Schwab Capital Markets, where he was a Managing Director and Chief Operating Officer and oversaw Schwab’s Broker-Dealer business. Prior to joining Schwab in 2003, Mr. Mecane held a number of positions at Knight Securities.
In addition to serving as a Governor of the Security Traders Association, Mr. Mecane is also a member of its Trading Issues Committee. His activities in other organizations include serving on the
Trading Issues Committees of the Securities Industry and Financial Markets Association, the
Security Traders Association of New York and the Wall Street Committee of the St. Jude Children’s
Research Hospital. He earned his M.B.A. with honors from The Wharton School, University of
Pennsylvania.

Dominique Cerutti - President & Deputy CEO
Dominique Cerutti is President and Deputy CEO of NYSE Euronext, the world's leading and most liquid exchange group. He is Chairman and CEO of Euronext Paris, Chairman of the Managing Board
of NYSE Euronext NV, the holding company for the European exchanges of NYSE Euronext, and board member of NYSE Euronext.
Within the NYSE Euronext group, Dominique Cerutti is also the Global Head of Technology. In this role he is responsible for both the Information Technology branch of NYSE Euronext, that designs, builds and operates pioneering systems for its markets, and NYSE Technologies, the commercial technology branch of the group and the world’s leading provider of end-to-end electronic trading solutions, connecting and powering the global marketplace.
Before joining NYSE Euronext, the largest global markets community, in December 2009, Dominique
Cerutti spent over 20 years working for IBM in a variety of roles including General Manager of IBM
Southwest Europe and General Manager of IBM Global Services EMEA, the services market leader in
Europe. For much of his time at IBM his work had a strong international dimension in large scale organizations. Furthermore, Dominique Cerutti was a member of IBM’s Chairman and CEO senior leadership team.
Before joining IBM in 1986, Mr. Cerutti spent two years with Bouygues, a French civil engineering company, in Saudi Arabia.
Dominique Cerutti is a member of the Board of Euromed Management Business School, France.

Stanley Young - Head of NYSE Technologies
Stanley Young is Chief Executive Officer for NYSE Technologies.
NYSE Technologies is one of the world’s leading providers of end-to-end electronic trading solutions. NYSE Technologies’ flexible and scalable products deliver robust and integrated solutions, from single trading positions to complete exchange platforms.
Previously, Mr. Young was the Chief Executive of AEMS (Atos Euronext Market Solutions), the
leading global provider of technology solutions for exchanges, clearing houses, banks, brokers, and intermediaries, until its incorporation into NYSE Euronext in August 2008. As a result of this transaction, NYSE Euronext acquired ownership of the NSC cash trading and LIFFE CONNECT®
derivatives trading platform technology and all of the management and development services surrounding these platforms as well as AEMS’s third-party exchange technology business.
Mr. Young joined AEMS from Hewlett-Packard where he was Head of the FSI Consulting & Integration business in North America. Prior to this he was Worldwide Director of Financial Markets.
Mr. Young has held senior partner positions in Capco and Accenture with accountability for the
Global Capital Markets and Market Infrastructure businesses. He also spent more than 11 years at the London Stock Exchange as Director for New Strategy Development responsible for the implementation of the Exchange's trading and trade management systems.

FINANCIAL SUPPLEMENT

NYX Financials – GAAP

4Q11 3Q11 2Q11 1Q11 4Q10 3Q10 2Q10 1Q10 4Q09 3Q09 2Q09 1Q09 2011 2010 2009
Revenues
Transaction and clearing fees 701 $   904 $  742 $  815 $  713 $  726 $   927 $  762 $  805 $  849 $   943 $   830 $   3,162 $ 3,128 $   3,427 $
Market data 90        93       92       96       95       94        93       91       98       101      101      103      371       373         403
Listing 112      113     112     109     107     105      105     105     106     100      101      100      446       422         407
Technology services 95        92       89       82       82       82        75       79       65       59        49        50        358       318         223
Other revenues 56        56       57       46       48       43        47       46       56       51        58        59        215       184         224
Total revenues 1,054   1,258 1,092 1,148 1,045 1,050   1,247 1,083 1,130 1,160   1,252   1,142   4,552    4,425      4,684
Transaction-based expenses:
Section 31 fees 84        109     89       89       76       77        99       63       117     115      126      30        371       315         388
Liquidity payments, routing and clearing 342      445     342     380     356     374      494     375     373     424      514      507      1,509    1,599      1,818
Total revenues, less transaction-based expenses 628      704     661     679     613     599      654     645     640     621      612      605      2,672    2,511      2,478
Other operating expenses
Compensation [a] 159      160     158     161     134     147      160     172     157     166      158      168      638       613         649
Depreciation and amortization 68        72       70       70       80       69        66       66       66       66        66        68        280       281         266
Systems and communications 45        46       45       52       55       52        47       52       58       54        56        57        188       206         225
Professional services 80        77       73       69       82       76        66       58       60       65        43        55        299       282         223
Selling, general and administrative [b] 106      61       73       63       74       75        68       79       90       75        74        74        303       296         313
Merger expenses and exit costs 46        29       18       21       18       25        32       13       43       8          442      23        114       88           516
Total other operating expenses 504      445     437     436     443     444      439     440     474     434      839      445      1,822    1,766      2,192
Operating income (loss) 124      259     224     243     170     155      215     205     166     187      (227)     160      850       745         286
Net interest and investment (loss) income (28)      (29)      (30)     (29)     (30)     (26)      (25)      (27)      (29)      (28)      (28)       (26)       (116)     (108)       (111)
Gain on sale of equity investment -      -      -     -     -     -      -      -      1         -      -       -       -       -         2
Income (loss) from associates (4)        (2)        (2)       (1)       (2)       (1)        (1)        (2)        -      -      -       -       (9)         (6)           -
Other income -      (1)        1         -     2         -      56       (3)        9         12        4          4          -       55           28
Income (loss) before income taxes 92        227     193     213     140     128      245     173     147     171      (251)     138      725       686         205
Income tax (provision) benefit 4          (21)      (43)     (62)     (9)       (5)        (66)      (48)      14       (47)      72        (32)       (122)     (128)       7
Net income  (loss) 96        206     150     151     131     123      179     125     161     124      (179)     106      603       558         212
Net loss (income) attributable to noncontrolling interest [b] 14        (6)        4         4         4         5          5         5         11       1          (3)         (2)         16         19           7
Net income (loss) attributable to NYSE Euronext 110 $   200 $  154 $  155 $  135 $  128 $   184 $  130 $  172 $  125 $   (182) $  104 $   619 $    577 $      219 $
Basic earnings per share attributable to NYSE Euronext 0.43 $  0.76 $ 0.59 $ 0.59 $ 0.52 $ 0.49 $  0.70 $ 0.50 $ 0.66 $ 0.48 $  (0.70) $ 0.40 $  2.37 $   2.21 $     0.84 $
Diluted earnings per share attributable to NYSE Euronext 0.43 $  0.76 $ 0.59 $ 0.59 $ 0.51 $ 0.49 $  0.70 $ 0.50 $ 0.66 $ 0.48 $  (0.70) $ 0.40 $  2.36 $   2.20 $     0.84 $
Basic weighted average shares outstanding 260      262     262     261     261     261      261     260     260     260      260      260      262 261 260
Diluted weighted average shares outstanding 262      263     263     262     262     262      261     261     261     261      260      260      263 262 261
[a] The results of operations for the three months ended June 30, 2009 and the year ended 12/31/09 include a $10 million curtailment gain.
[b] The results of operations for the three months ended December 31, 2011 and the year ended 12/31/11 include a net $25 million ($42 million included in SG&A, offset by $17 million included in noncontrolling interest) settlement loss for Bluenext.

NYX Financials – Non-GAAP Reconciliation
Non-GAAP Reconciliation
4Q11 3Q11 2Q11 1Q11 4Q10 3Q10 2Q10 1Q10 4Q09 3Q09 2Q09 1Q09 2011 2010 2009
Income before income taxes - GAAP 92 $    227 $  193 $  213 $  140 $  128 $  245 $  173 $  147 $  171 $  (251) $ 138 $  725 $  686 $  205 $
Excluding:
BlueNext tax settlement 42       -      -      -      -      -      -      -      -      -      -      -      42       -      -
Merger expenses and exit costs 46       29       18       21       18       25       32       13       43       8         442      23       114     88       516
Net gain on disposal activities -      -      -      -      -      -      (54)      -      -      (4)        -      -      -      (54)      (4)
Income before income taxes - as adjusted 180     256     211     234     158     153     223     186     190     175     191      161     881     720     717
Income tax provision (47)      (64)      (55)      (61)      (42)      (37)      (61)      (51)      (50)      (38)      (56)      (47)      (227)    (191)    (191)
Net income - as adjusted 133     192     156     173     116     116     162     135     140     137     135      114     654     529     526
Net loss (income) attributable to noncontrolling interest 14       (6)        4         4         4         5         5         5         11       1         (3)        (2)        16       19       7
Excluding:
Noncontrolling interest impact on BlueNext tax settlement (17)      -      -      -      -      -      -      -      -      -      -      -      (17)      -      -
Net income attributable to NYSE Euronext - as adjusted 130 $  186 $  160 $  177 $  120 $  121 $  167 $  140 $  151 $  138 $  132 $   112 $  653 $  548 $  533 $
Diluted earnings per share attributable to NYSE Euronext - as adjusted 0.50 $ 0.71 $ 0.61 $ 0.68 $ 0.46 $ 0.46 $ 0.64 $ 0.54 $ 0.58 $ 0.53 $ 0.51 $  0.43 $ 2.48 $ 2.09 $ 2.04 $

NYX Financials – Non-GAAP Segment P&L
Derivatives
Cash Trading & Listings
Derivatives 4Q11 3Q11 2Q11 1Q11 4Q10 3Q10 2Q10 1Q10 4Q09 3Q09 2Q09 1Q09 2011 2010 2009
Revenues
Total revenues 244       308       276       307       242       243       305       298       260       241       219         198       1,135      1,088      918
Transaction-based expenses:
Section 31 fees -        -        -        -        -        -        -        -        -        -        -         -        -          -         -
Liquidity payments, routing and clearing 58         82         63         71         54         55         79         74         60         43         50           42         274         262         195
Total revenues, less transaction-based expenses 186       226       213       236       188       188       226       224       200       198       169         156       861         826         723
Depreciation and amortization [a] 10         11         14         15         17         15         13         15         18         18         18           20         50           60           74
BlueNext tax settlement [b] -        -        -        -        -        -        -        -        -        -        -         -        -          -         -
Merger expenses and exit costs (M&E) [c] -        1           1           1           2           5           5           3           10         (5)          371         6           3             15           382
Other operating expenses 90         86         87         75         80         80         73         79         81         76         78           72         338         312         307
Operating income - GAAP [d] 86 $      128 $    111 $    145 $    89 $      88 $      135 $    127 $    91 $      109 $    (298) $    58 $      470 $      439 $      (40) $
[d] + [b] + [c] 86 $      129 $    112 $    146 $    91 $      93 $      140 $    130 $    101 $    104 $    73 $        64 $      473 $      454 $      342 $
Adjusted EBITDA [d] + [a] + [b] + [c] 96 $      140 $    126 $    161 $    108 $    108 $    153 $    145 $    119 $    122 $    91 $        84 $      523 $      514 $      416 $
Operating margin excluding M&E & BlueNext tax settlement 46% 57% 53% 62% 48% 49% 62% 58% 51% 53% 43% 41% 55% 55% 47%
Adjusted EBITDA margin 52% 62% 59% 68% 57% 57% 68% 65% 60% 62% 54% 54% 61% 62% 58%
Operating income excluding M&E and
BlueNext
Cash Trading and Listings 4Q11 3Q11 2Q11 1Q11 4Q10 3Q10 2Q10 1Q10 4Q09 3Q09 2Q09 1Q09 2011 2010 2009
Revenues
Total revenues 683       825       695       726       688       694       835       676       764       822       949         862       2,929      2,893      3,397
Transaction-based expenses:
Section 31 fees 84         109       89         89         76         77         99         63         117       115       126         30         371         315         388
Liquidity payments, routing and clearing 284       363       279       309       302       319       415       301       313       381       464         465       1,235      1,337      1,623
Total revenues, less transaction-based expenses 315       353       327       328       310       298       321       312       334       326       359         367       1,323      1,241      1,386
Depreciation and amortization [a] 43         47         46         46         54         44         45         43         42         42         42           42         182         186         168
BlueNext tax settlement [b] 42         -        -        -        -        -        -        -        -        -         -        42           -         -
Merger expenses and exit costs (M&E) [c] 8           6           2           3           15         15         19         7           24         6           62           12         19           56           104
Other operating expenses 147       151       153       157       157       153       150       163       174       173       173         179       608         623         699
Operating income - GAAP [d] 75 $      149 $    126 $    122 $    84 $      86 $      107 $    99 $      94 $      105 $    82 $        134 $    472 $      376 $      415 $
[d] + [b] + [c] 125 $    155 $    128 $    125 $    99 $      101 $    126 $    106 $    118 $    111 $    144 $      146 $    533 $      432 $      519 $
Adjusted EBITDA [d] + [a] + [b] + [c] 168 $    202 $    174 $    171 $    153 $    145 $    171 $    149 $    160 $    153 $    186 $      188 $    715 $      618 $      687 $
Operating margin excluding M&E & BlueNext tax settlement 40% 44% 39% 38% 32% 34% 39% 34% 35% 34% 40% 40% 40% 35% 37%
Adjusted EBITDA margin 53% 57% 53% 52% 49% 49% 53% 48% 48% 47% 52% 51% 54% 50% 50%
Operating income excluding M&E and
BlueNext

NYX Financials – Non-GAAP Segment P&L
Information Services & Technology Solutions
Corporate / Eliminations
Information Services and Technology
Solutions 4Q11 3Q11 2Q11 1Q11 4Q10 3Q10 2Q10 1Q10 4Q09 3Q09 2Q09 1Q09 2011 2010 2009
Revenues
Total revenues 127       125       122       116       114       113       107       110       103       94         83           83         490         444         363
Transaction-based expenses:
Section 31 fees -        -        -        -        -        -        -        -        -        -        -         -        -          -         -
Liquidity payments, routing and clearing -        -        -        -        -        -        -        -        -        -        -         -        -          -         -
Total revenues, less transaction-based expenses 127       125       122       116       114       113       107       110       103       94         83           83         490         444         363
Depreciation and amortization [a] 15         14         10         9           9           10         8           8           6           6           6             6           48           35           24
BlueNext tax settlement [b] -        -        -        -        -        -        -        -        -        -        -         -        -          -         -
Merger expenses and exit costs (M&E) [c] -        2           1           1           2           5           8           2           9           6           7             5           4             17           27
Other operating expenses 81         80         76         79         77         79         79         85         78         76         65           66         316         320         285
Operating income - GAAP [d] 31 $      29 $      35 $      27 $      26 $      19 $      12 $      15 $      10 $      6 $        5 $          6 $        122 $      72 $        27 $
[d] + [b] + [c] 31 $      31 $      36 $      28 $      28 $      24 $      20 $      17 $      19 $      12 $      12 $        11 $      126 $      89 $        54 $
Adjusted EBITDA [d] + [a] + [b] + [c] 46 $      45 $      46 $      37 $      37 $      34 $      28 $      25 $      25 $      18 $      18 $        17 $      174 $      124 $      78 $
Operating margin excluding M&E & BlueNext tax settlement 24% 25% 30% 24% 25% 21% 19% 15% 18% 13% 14% 13% 26% 20% 15%
Adjusted EBITDA margin 36% 36% 38% 32% 32% 30% 26% 23% 24% 19% 22% 20% 36% 28% 21%
Operating income excluding M&E and
BlueNext
Corporate and Eliminations 4Q11 3Q11 2Q11 1Q11 4Q10 3Q10 2Q10 1Q10 4Q09 3Q09 2Q09 1Q09 2011 2010 2009
Revenues
Total revenues -        -        (1)          (1)          1           -        -        (1)          3           3           1             (1)          (2)            -         6
Transaction-based expenses:
Section 31 fees -        -        -        -        -        -        -        -        -        -        -         -        -          -         -
Liquidity payments, routing and clearing -        -        -        -        -        -        -        -        -        -        -         -        -          -         -
Total revenues, less transaction-based expenses -        -        (1)          (1)          1           -        -        (1)          3           3           1             (1)          (2)            -         6
Depreciation and amortization [a] -        -        -        -        -        -        -        -        -        -        -         -        -          -         -
BlueNext tax settlement [b] -        -        -        -        -        -        -        -        -        -        -         -        -          -         -
Merger expenses and exit costs (M&E) [c] 38         20         14         16         (1)          -        -        1           -        1           2             -        88           -         3
Other operating expenses 30         27         33         34         31         38         39         34         32         35         15           37         124         142         119
Operating income - GAAP [d] (68) $     (47) $     (48) $     (51) $     (29) $     (38) $     (39) $     (36) $     (29) $     (33) $     (16) $      (38) $     (214) $     (142) $    (116) $
[d] + [b] + [c] (30) $     (27) $     (34) $     (35) $     (30) $     (38) $     (39) $     (35) $     (29) $     (32) $     (14) $      (38) $     (126) $     (142) $    (113) $
Adjusted EBITDA [d] + [a] + [b] + [c] (30) $     (27) $     (34) $     (35) $     (30) $     (38) $     (39) $     (35) $     (29) $     (32) $     (14) $      (38) $     (126) $     (142) $    (113) $
Operating margin excluding M&E & BlueNext tax settlement N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M
Adjusted EBITDA margin N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M
Operating income excluding M&E and
BlueNext
N/M=Not meaningful

2012 INVESTOR DAY UNLOCKING THE POWER OF OUR COMMUNITY